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                                                                    EXHIBIT 10.1

                                 Nordstrom, Inc.
                                1617 Sixth Avenue
                                Seattle, WA 98101

June 22, 1999

Streamline.com, Inc.
27 Dartmouth Street
Westwood, MA 02090

Ladies and Gentlemen:

     Reference is hereby made to that certain warrant (the "Warrant") to purchase up to 75,000 shares of common stock of Streamline.com, Inc. ("Streamline") at an exercise price of $7.00 per share, dated as of April 12, 1999, issued by Streamline to Nordstrom, Inc. ("Nordstrom").

     Effective upon the closing of Streamline's initial public offering, Nordstrom hereby rescinds all of its rights pursuant to the Warrant and agrees to promptly return the Warrant to Streamline for cancellation.



                                   NORDSTROM, INC.

                                   By: /s/ J. DANIEL NORDSTROM
                                       -----------------------------------------
                                   Name: J. Daniel Nordstrom
                                   Title: Co-President

Agreed and Accepted:

STREAMLINE.COM, INC.

By: /s/ TIMOTHY A. DEMELLO
   -----------------------
Name:  Timothy A. DeMello
Title:  President